UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Stratum Holdings Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T04893-P59259 STRATUM HOLDINGS CORP. 1420 CELEBRATION BLVD., 2ND FLOOR CELEBRATION, FL 34747 STRATUM HOLDINGS CORP. Virtual 2026 Annual Meeting of Stockholders Vote by December 10, 2026 11:59 PM EST You invested in STRATUM HOLDINGS CORP. and it's time to vote! You have the right to vote on proposals being presented at the Virtual 2026 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Virtual 2026 Annual Meeting of Stockholders to be held at 9:00 AM EST on December 11, 2026. Vote Virtually at the Meeting* December 11, 2026 9:00 AM Eastern Standard Time Virtually at: www.virtualshareholdermeeting.com/SRTM2026 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". Voting Items Board Recommends T04894-P59259 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Joseph La Rosa 02) Nicholas Adler 03) Lourdes Felix 04) Marc Urbach 05) Ned L. Siegel 2. To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.